Exhibit 32.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code

I, Drew A. Moyer, Principal Financial Officer of Technitrol, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Annual Report on Form 10-K for the fiscal year ended December 26, 2003 (the "Periodic Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and

(2) information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Technitrol, Inc.

Dated: February 27, 2004


                                                       /s/ Drew A. Moyer
                                                       -----------------
                                                       Drew A. Moyer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Technitrol, Inc., and will be retained by Technitrol, Inc., and furnished to the Securities and Exchange Commission or its staff upon request.